CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report on Form 10-K/A of Iowa Renewable Energy, LLC (the “Company”) for the fiscal year ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Rippey, President and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Larry Rippey
Larry Rippey, President and Chairman

Dated:	January 30, 2012